                                                                   Exhibit 10.38

                             DATE: DECEMBER 10, 2005

                     WUXI SEAMLESS OIL PIPES COMPANY LIMITED

                                       AND

                    WUXI LONGHUA STEEL PIPES COMPANY LIMITED

                                       AND

                         TANGSHAN HUAYI STEEL CO., LTD.

                                   ----------

                  AGREEMENT FOR ASSIGNMENT OF CREDITOR'S RIGHTS

                                   ----------

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THIS AGREEMENT FOR ASSIGNMENT OF CREDITOR'S RIGHTS (the "AGREEMENT") is entered into as of the __ day of _____, 2005 by and among the following parties in the
People's Republic of China (hereinafter referred to as the "PRC"):

WUXI SEAMLESS OIL PIPES COMPANY LIMITED, a company with limited liability established and existing in accordance with the laws of the PRC with registered address at No. 38 Zhujiang Road, Wuxi National High-Tech Industrial Development
Zone (hereinafter referred to as "PARTY A").

WUXI LONGHUA STEEL PIPES COMPANY LIMITED, a company with limited liability established and existing in accordance with the laws of the PRC with registered address at No. 10 Zhujiang Road, Wuxi New District (hereinafter referred to as
"PARTY B").

TANGSHAN HUAYI STEEL CO., LTD., a company with limited liability established and existing in accordance with the laws of the PRC with registered address at West
Side, Yan Zhuang, Qianying Town, Feng Nan District, Tangshan City, Hebei
Province (hereinafter referred to as "PARTY C").

In this Agreement, Party A and Party B are the assignee and the assignor of the creditor's rights, respectively, while Party C is the debtor.

WHEREAS:

1.   As of the date of the execution of this Agreement, Party B is the lawful creditor of Party C and is willing to assign its lawful creditor's rights towards Party C to Party A in accordance with the terms and conditions of this Agreement;

2.   Party A is willing to be assigned the lawful creditor's rights towards
     Party C from Party B in accordance with the terms and conditions of this
     Agreement and accordingly become the new creditor of Party C; and

3.   Party C understands and knows the aforementioned assignment of creditor's rights and agrees that Party A will be assigned the lawful creditor's rights towards Party C from Party B in accordance with the terms and conditions of this Agreement and accordingly become the new creditor of
     Party C.

After friendly negotiation in respect of the aforesaid matters, Party A, Party B and Party C hereby agree on the following terms and conditions for mutual compliance.

ARTICLE 1 REPRESENTATION AND WARRANTY OF PARTY B

1.1  Party B hereby gives the following irrevocable undertakings and warranties to Party A and Party C: Party B is an independent legal person, established and existing in accordance with the legal

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     procedures with good standing; Party B possesses the legal rights and authority to execute and perform this Agreement; this Agreement constitutes the lawful, valid, binding and enforceable obligations of Party B; Party B will not breach any law, regulation, order, judgment or any other stipulation of any binding document or agreement as a result of accepting this Agreement; and Party B has obtained all the consents and authorization required for the execution of this Agreement, and such consents and authorization are valid throughout the term of this
     Agreement.

1.2  Party B warrants that the creditor's rights it enjoys towards Party C is lawful, valid and without defect, and shall be free from any defense or offset by Party C.

1.3  As the case may be, Party B has obtained the consents from all the relevant single suppliers of its account. In any event, the consents of these single suppliers shall not affect the validity of this Agreement, and Party B shall be bound by the terms and conditions of this Agreement. Party B warrants to Party A and Party C that Party B shall adopt positive and effective measures to ensure Party A and Party C to be free from any adverse claim and / or influence by any of these single suppliers.

ARTICLE 2 CREDITOR'S RIGHTS OF PARTY B AND ASSIGNMENT OF THE CREDITOR'S RIGHTS

2.1  As of the date of the execution of this Agreement, Party B agrees and acknowledges that the creditor's rights of Party B towards Party C is no less than RMB 18,893,410.76. After the date of the execution of this
     Agreement, all of the creditor's rights of Party B towards Party C, including the claims not reflected in this Agreement, shall be assigned to
     Party A, and, after the date of the execution of this Agreement, Party B shall no longer be entitled to any right and / or claim of any nature against Party C.

2.2  Party B agrees that the creditor's rights stipulated in Article 2 hereof and all the rights derived from such rights shall be assigned to Party A, and Party B shall no longer be entitled to any right and / or claim of any nature against Party C.

2.3  Party B agrees that the consideration for the assignment stipulated in this
     Article payable to Party B by Party A shall be RMB 18,893,410.76. Upon settlement of the consideration, Party B shall no longer be entitled to any right and / or claim of any nature against Party C.

ARTICLE 3 SETTLEMENT OF CONSIDERATION

3.1  Party A agrees to pay Party B the consideration stipulated in Article 2 hereof in an one-off manner, and wire the consideration into the following bank account of Party B within ____ (____) days from the date the execution of this Agreement:

Bank Name: ____________________________________________________

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Name of Account Holder: ______________________________________
Account Number: _____________________________________

ARTICLE 4 BREACH OF AGREEMENT AND COMPENSATION

4.1  Party A shall be liable to compensate all the losses suffered by Party B and / or Party C as a result of the breaching of or failure to fulfill any terms of this Agreement on the part of Party A.

4.2  Party B shall be liable to compensate all the losses suffered by Party A and / or Party C as a result of the breaching of or failure to fulfill any terms of this Agreement on the part of Party B.

4.3  Party C shall be liable to compensate all the losses suffered by Party A and / or Party B as a result of the breaching of or failure to fulfill any terms of this Agreement on the part of Party C.

ARTICLE 5 SETTLEMENT OF DISPUTES

5.1  In the event of any dispute resulting from, or related to or arising out of this Agreement, including interpretation or performance of this Agreement, and any matters in connection with the performance or termination of this
     Agreement or any matter provided in this Agreement, the Parties shall attempt to resolve such dispute through friendly consultations. If the dispute cannot be not resolved by friendly consultations within sixty (60)
     days after the notification of such dispute by one Party to another Party, then the involved Parties shall submit the dispute to a court with the right to exercise jurisdiction in the region where Party A resides and resolve the dispute through litigation.

ARTICLE 6 GENERAL PROVISIONS

6.1  Any amendment to this Agreement shall be made in writing by the Parties and shall be effective upon execution by the Parties.

6.2  This Agreement is executed in Chinese n three (3) copies, each party retaining one (1) copy thereof.

EXECUTED as of the date specified at the beginning of this Agreement in the PRC.

Wuxi Seamless Oil Pipes Company Limited (Seal)

Authorized Representative:  /s/               (Signature)
                           ------------------

Wuxi Longhua Steel Pipes Company Limited (Seal)

Authorized Representative: /s/                (Signature)
                           ------------------

Tangshan Huayi Steel Co., Ltd. (Seal)

Authorized Representative: /s/                (Signature)
                           ------------------

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